                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that John L. Schroeder whose signature appears below, constitutes and appoints David M. Butowsky, Ronald Feiman and Stuart Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the TCW/DW Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  April 20, 1995


/s/ John L. Schroeder
--------------------------
John L. Schroeder

                                       SCHEDULE A
                                      TCW/DW FUNDS



Open-End Funds

1.  TCW/DW Core Equity Trust
2.  TCW/DW North American Government Income Trust
3.  TCW/DW Latin American Growth Fund
4.  TCW/DW Income and Growth Fund
5.  TCW/DW Small Cap Growth Fund
6.  TCW/DW Balanced Fund
7.  TCW/DW North American Intermediate Income Trust
8.  TCW/DW Total Return Trust
9.  TCW/DW Global Convertible Trust


Closed-End Funds


10.  TCW/DW Term Trust 2000
11.  TCW/DW Term Trust 2002
12.  TCW/DW Term Trust 2003
13.  TCW/DW Emerging Markets Opportunities Trust

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Marc I. Stern whose signature appears below, constitutes and appoints Sheldon Curtis, Marilyn K. Cranney and Barry Fink, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the TCW/DW funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  April 20, 1995


/s/ Marc I. Stern
--------------------------
Marc I. Stern

                                       SCHEDULE A
                                      TCW/DW FUNDS



Open-End Funds

1.  TCW/DW Core Equity Trust
2.  TCW/DW North American Government Income Trust
3.  TCW/DW Latin American Growth Fund
4.  TCW/DW Income and Growth Fund
5.  TCW/DW Small Cap Growth Fund
6.  TCW/DW Balanced Fund
7.  TCW/DW North American Intermediate Income Trust
8.  TCW/DW Total Return Trust
9.  TCW/DW Global Convertible Trust


Closed-End Funds


10.  TCW/DW Term Trust 2000
11.  TCW/DW Term Trust 2002
12.  TCW/DW Term Trust 2003
13.  TCW/DW Emerging Markets Opportunities Trust

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of Robert A. Day, Richard M. DeMartini, Charles A. Fiumefreddo and Thomas E. Larkin, Jr., whose signatures appear below, constitutes and appoints Sheldon Curtis, Marilyn K. Cranney and Barry Fink, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the TCW/DW Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  May 10, 1994

/s/ Robert A. Day
---------------------------
Robert A. Day

/s/ Richard M. DeMartini
---------------------------
Richard M. DeMartini

/s/ Charles A. Fiumefreddo
---------------------------
Charles A. Fiumefreddo

/s/ Thomas E. Larkin, Jr.
---------------------------
Thomas E. Larkin, Jr.

                                       SCHEDULE A
                                      TCW/DW FUNDS
                                  at December 31, 1993



Open-End Funds

1.  TCW/DW Core Equity Trust
2.  TCW/DW North American Government Income Trust
3.  TCW/DW Latin American Growth Fund
4.  TCW/DW Income and Growth Fund
5.  TCW/DW Small Cap Growth Fund
6.  TCW/DW Balanced Fund
7.  TCW/DW North American Intermediate Income Trust


Closed-End Funds


8.   TCW/DW Term Trust 2000
9.   TCW/DW Term Trust 2002
10.  TCW/DW Term Trust 2003

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of John C. Argue, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and David S. Tappan, Jr., whose signatures appear below, constitutes and appoints David M. Butowsky, Ronald Feiman and Stuart Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of any of the TCW/DW Funds set forth on Schedule A attached hereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  May 10, 1994


/s/ John C. Argue                                /s/ John R. Haire
--------------------------                       -----------------------------
John C. Argue                                    John R. Haire

/s/ Manuel H. Johnson                            /s/ Paul Kolton
--------------------------                       -----------------------------
Manuel H. Johnson                                Paul Kolton

/s/ Michael E. Nugent                            /s/ David S. Tappan, Jr.
--------------------------                       -----------------------------
Michael E. Nugent                                David S. Tappan, Jr.

                                       SCHEDULE A
                                      TCW/DW FUNDS
                                  at December 31, 1993



Open-End Funds

1.  TCW/DW Core Equity Trust
2.  TCW/DW North American Government Income Trust
3.  TCW/DW Latin American Growth Fund
4.  TCW/DW Income and Growth Fund
5.  TCW/DW Small Cap Growth Fund
6.  TCW/DW Balanced Fund
7.  TCW/DW North American Intermediate Income Trust


Closed-End Funds


8.   TCW/DW Term Trust 2000
9.   TCW/DW Term Trust 2002
10.  TCW/DW Term Trust 2003